                                                                       [LOGO]

  PIONEER
  CASH RESERVES
  FUND

    SEMIANNUAL REPORT 6/30/99

 TABLE OF CONTENTS
----------------------------------------------------------------

 Letter from the Chairman                            1

 Portfolio Summary                                   2

 Performance Update                                  3

 Portfolio Management Discussion                     4

 Schedule of Investments                             6

 Financial Statements                                8

 Notes to Financial Statements                      14

 Report of Independent Public Accountants           18

 Trustees, Officers and Service Providers           19

 Programs and Services for Pioneer Shareowners      20

 PIONEER CASH RESERVES FUND
-------------------------------------------
 LETTER FROM THE CHAIRMAN 6/30/99

DEAR SHAREOWNER,
---------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Cash Reserves Fund, covering the six months ended June 30, 1999. On behalf of your investment team, I thank you for your interest in the Fund and Pioneer.

The United States' economy has been flourishing for much of the 1990s. The decision by the Federal Reserve to raise short-term interest rates on June 30 was a signal to many that the Fed was making a conscious move to slow the rapid growth. Although it appears that economic conditions will continue to be favorable, one can never be certain what the future will hold. That is why it is important to construct a diversified portfolio that is able to weather the ever-present ups and downs in the market. A conservative fund such as Pioneer Cash Reserves Fund is a good way to balance out your investment portfolio by adding a component emphasizing stability and income. A money market fund can add liquidity and a measure of safety to your portfolio during periods of volatility or as you near your financial goals. We always recommend that you work with your investment professional to determine the right blend of investments for your unique financial situation.

I encourage you to read on to learn more about your Fund's management and the factors that affected performance, particularly the Portfolio Management Discussion with Sherman Russ. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292. You can also visit our website at www.pioneerfunds.com.

Respectfully,

       [SIG]
John F. Cogan, Jr.
Chairman and President

 PIONEER CASH RESERVES FUND
-------------------------------------------
 PORTFOLIO SUMMARY 6/30/99

PORTFOLIO DIVERSIFICATION
---------------------------------------------------------------

(As a percentage of total investment portfolio)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial Paper                               79%
U.S. Government Agency Obligations             12%
Repurchase Agreement                            9%

10 LARGEST HOLDINGS
---------------------------------------------------------------
(As a percentage of total investment portfolio)

 1.  Credit Suisse First Boston Group, Inc., 4.7%, 7/1/99                     9.12%
 2.  Chevron USA, Inc., 5.12%, 8/18/99                                        4.13
 3.  Norwest Financial Inc., 4.79%, 7/13/99                                   3.72
 4.  Motorola Inc., 4.77%, 7/2/99                                             3.60
 5.  J.P. Morgan & Co. Inc., 4.77%, 9/15/99                                   3.41
 6.  Prudential Funding Corp., 4.92%, 8/23/99                                 3.40
 7.  Minnesota Mining Co., 4.95%, 8/25/99                                     3.22
 8.  American General Finance Corp., 4.96%, 9/8/99                            3.18
 9.  Ford Motor Credit Corp., 4.79%, 7/12/99                                  3.14
10.  American Express Credit Corp., 4.78%, 8/24/99                            3.13

Fund holdings will vary for other periods.

 PIONEER CASH RESERVES FUND
-------------------------------------------
 PERFORMANCE UPDATE 6/30/99

SHARE PRICES
---------------------------------------------------------------

NET ASSET VALUE PER SHARE    6/30/99    12/31/98
Class A Shares                $1.00      $1.00
Class B Shares                1.00        1.00
Class C Shares                1.00        1.00

DISTRIBUTIONS
---------------------------------------------------------------

PER SHARE             INCOME     SHORT-TERM      LONG-TERM
(12/31/98-6/30/99)    DIVIDENDS  CAPITAL GAINS   CAPITAL GAINS
Class A Shares         $0.019          -               -
Class B Shares          0.015          -               -
Class C Shares          0.016          -               -

YIELDS
---------------------------------------------------------------

                        7-DAY
                        SIMPLE   7-DAY EFFECTIVE*
Class A Shares          3.93%          4.00%
Class B Shares          3.02           3.07
Class C Shares          3.16           3.21

  *  Assumes daily compounding of dividends.

Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 PIONEER CASH RESERVES FUND
-------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 6/30/99

The first half of Pioneer Cash Reserves Fund's fiscal year ended on June 30, 1999. For the six-month period, the Fund provided current income and a stable $1 share price. The Fund invests exclusively in high-quality money market instruments issued by the U.S. government, corporations and banks. All issues in the portfolio are given the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Investor Services
(A1) and Moody's Investor Services (P1). (Ratings apply to underlying securities, not Fund shares.)

In the discussion below, your Fund's portfolio manager Sherman Russ talks about the investment environment and strategies that affected the Fund's performance over the past six months. Mr. Russ has been an investment professional for more than 20 years and leads Pioneer's fixed-income team.

Q:  HOW DID THE FUND PERFORM THIS YEAR?

A: Reflecting the shifting interest rates that prevailed over the period, the seven-day effective yield for Class A shares was 4.00% on June 30, compared to 4.53% six months ago. For the six months, the Fund's Class A shares generated a total return of 1.94%, Class B shares 1.54% and Class C shares 1.57%. In comparison, the average money market fund returned 2.09%, according to Lipper, Inc. (Lipper is an independent research firm that tracks mutual fund performance.)

Q: ON JUNE 30, THE FEDERAL RESERVE RAISED SHORT-TERM INTEREST RATES 0.25 PERCENTAGE POINTS. WHAT EFFECT WILL THIS HAVE ON THE ECONOMY AND PIONEER CASH RESERVES FUND?

A: No one was very surprised when the Federal Reserve announced that it would raise the federal funds rate, the rate banks charge one another for overnight loans. The increase was the first in over two years and was prompted by the need to temper the rapidly growing economy. Last fall, the Fed moved in the opposite direction, cutting short-term interest rates a total of 0.75 percentage points in response to the global economic crisis. Typically, an increase in the federal funds rate slows economic

 PIONEER CASH RESERVES FUND
-------------------------------------------

   growth because it leads to higher borrowing costs for both consumers and corporations.

   The increase should be positive for the Fund's shareowners. Your Fund holds fixed-income instruments that have maturities of one year or less, typically six months. In the aggregate the portfolio's average maturity must be 90 days or less. When these short-term instruments mature, we have the opportunity to take advantage of the rise in rates by replacing those holdings that have reached maturity with higher-yielding instruments.

Q:  WHAT STRATEGIES DID YOU USE IN MANAGING THE FUND?

A: The Fund is conservative, but one of its investment objectives is to provide income for shareowners. Over the period, we adjusted the maturity of the Fund's securities to make the most of prevailing interest rates. Typically, the portfolio's average maturity falls between 30 and 50 days. As always, we also worked to keep the portfolio liquid. At the end of the six month period, the Fund's average maturity was 42 days, slightly shorter than the 50 days it was in April, reflecting our strategy to be ready to lock in higher rates.

Q:  WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A: The interest rate increase on June 30 was much anticipated, although there was some surprise at the Federal Reserve's statement that it was adopting a neutral bias, suggesting it does not see a need to raise rates again in the very near future. Even so, we would not be shocked to see another increase in rates before the end of the year if the economy continues to grow at a heated pace.

   Going forward, we will continue to focus on the highest-quality money market instruments and look forward to providing you with more details on the Fund's results in our annual report in six months.

 PIONEER CASH RESERVES FUND
-------------------------------------------
 SCHEDULE OF INVESTMENTS 6/30/99

PRINCIPAL
AMOUNT                                                                            VALUE
             INVESTMENT IN SECURITIES - 100.0%
             COMMERCIAL PAPER - 78.9%
$ 6,335,000  Abbott Laboratories, 4.92%, 7/20/99                         $  6,318,550
 10,497,000  American Express Credit Corp., 4.78%, 8/24/99                 10,421,737
  4,426,000  American Express Credit Corp., 4.8%, 8/24/99                   4,394,133
 10,720,000  American General Finance Corp., 4.96%, 9/8/99                 10,618,089
  5,760,000  Associates First Capital Corp., 5.08%, 8/18/99                 5,720,986
 10,135,000  BellSouth Capital Funding Corp., 4.96%, 9/2/99                10,047,028
 13,900,000  Chevron USA, Inc., 5.12%, 8/18/99                             13,781,387
  8,817,000  The Coca Cola Co., 4.93%, 8/17/99                              8,760,250
  6,709,000  Colgate-Palmolive Co., 4.83%, 7/1/99                           6,709,000
  7,317,000  Commercial Credit Co., 4.84%, 7/15/99                          7,303,228
  6,520,000  Deere (John) Capital Corp., 4.79%, 8/12/99                     6,483,564
  8,445,000  E.I. du Pont de Nemours & Co., 4.86%, 8/20/99                  8,387,996
 10,480,000  Ford Motor Credit Corp., 4.79%, 7/12/99                       10,464,661
 10,310,000  Gannett Co., 4.92%, 7/8/99                                    10,280,711
  8,763,000  General Electric Capital Corp., 4.8%, 9/20/99                  8,668,360
  8,424,000  General Motors Acceptance Corp., 4.87%, 8/26/99                8,360,184
  9,540,000  Hershey Foods Corp., 4.77%, 7/30/99                            9,503,343
 10,000,000  Household Finance Corp., 4.78%, 7/16/99                        9,980,083
  6,458,000  IBM Corp., 4.8%, 8/16/99                                       6,418,391
 11,480,000  J.P. Morgan & Co. Inc., 4.77%, 9/15/99                        11,364,396
 10,815,000  Minnesota Mining Co., 4.95%, 8/25/99                          10,733,212
 12,000,000  Motorola Inc., 4.77%, 7/2/99                                  11,998,410
  8,400,000  National Rural Utilities Corp., 4.78%, 8/27/99                 8,336,426
 12,423,000  Norwest Financial Inc., 4.79%, 7/13/99                        12,403,165
  5,195,000  Paccar Financial Corp., 4.77%, 7/23/99                         5,179,857
  4,155,000  Pfizer, Inc., 4.78%, 7/14/99                                   4,147,827
 11,405,000  Prudential Funding Corp., 4.92%, 8/23/99                      11,322,389
  7,685,000  Shell Oil Co., 4.92%, 7/19/99                                  7,666,094
  9,055,000  Walt Disney Co., 4.74%, 10/12/99                               8,932,199
  8,400,000  Warner-Lambert Co., 5.05%, 7/30/99                             8,365,828
                                                                         ------------
             TOTAL COMMERCIAL PAPER                                      $263,071,484
                                                                         ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.0%
 10,000,000  Federal Farm Credit Bank, 4.77%, 7/1/99                     $ 10,000,000
 10,000,000  Federal Farm Credit Bank, 4.875%, 9/1/99                      10,000,000


6  The accompanying notes are an integral part of these financial statements.

 PIONEER CASH RESERVES FUND
-------------------------------------------

PRINCIPAL
AMOUNT                                                                            VALUE
$10,000,000  Federal Farm Credit Bank, 5.06%, 10/1/99                     $ 10,000,000
 10,000,000  Federal Farm Credit Bank, 4.77%, 11/1/99                       10,000,000
                                                                          ------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                     $ 40,000,000
                                                                          ------------
             REPURCHASE AGREEMENT - 9.1%
 30,400,000  Credit Suisse First Boston Group, Inc., 4.7%, dated
               6/30/99, repurchase price of $30,400,000 plus accrued
               interest on 7/1/99, collateralized by $25,295,000 U.S.
               Treasury Bonds, 11.125%, 8/15/03                           $ 30,400,000
                                                                          ------------
             TOTAL REPURCHASE AGREEMENT                                   $ 30,400,000
                                                                          ------------
             TOTAL INVESTMENT IN SECURITIES(a)                            $333,471,484
                                                                          ------------

(a) At December 31, 1998, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003 if not utilized.

   The accompanying notes are an integral part of these financial statements.

 PIONEER CASH RESERVES FUND
-------------------------------------------
 BALANCE SHEET 6/30/99

ASSETS:
  Investment in securities (cost $333,471,484)                          $333,471,484
  Cash                                                                        50,615
  Receivables -
    Fund shares sold                                                       2,597,069
    Interest                                                                 241,363
  Other                                                                          822
                                                                        ------------
        Total assets                                                    $336,361,353
                                                                        ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                     $ 10,000,000
    Fund shares repurchased                                               16,069,217
    Dividends                                                                111,572
  Due to affiliates                                                          209,182
  Accrued expenses                                                            20,813
                                                                        ------------
        Total liabilities                                               $ 26,410,784
                                                                        ------------
NET ASSETS:
  Fund shares                                                           $310,226,632
  Accumulated net realized loss on investments                              (276,063)
                                                                        ------------
        Total net assets                                                $309,950,569
                                                                        ------------
NET ASSET VALUE PER SHARE:
(Offering and redemption price; unlimited number of shares authorized)
  Class A (based on $247,109,777/247,385,840 shares)                    $       1.00
                                                                        ------------
  Class B (based on $41,598,721/41,598,721 shares)                      $       1.00
                                                                        ------------
  Class C (based on $21,242,071/21,242,071 shares)                      $       1.00
                                                                        ------------

8  The accompanying notes are an integral part of these financial statements.

 PIONEER CASH RESERVES FUND
-------------------------------------------
 STATEMENT OF OPERATIONS

 FOR THE SIX MONTHS ENDED 6/30/99

INVESTMENT INCOME:
  Interest                                                              $7,944,943
                                                                        ----------
EXPENSES:
  Management fees                                             $648,471
  Transfer agent fees
    Class A                                                    364,948
    Class B                                                     52,911
    Class C                                                     17,886
  Distribution fees
    Class A                                                    182,897
    Class B                                                    235,101
    Class C                                                     98,722
  Administrative fees                                           40,261
  Custodian fees                                                28,060
  Registration fees                                            150,551
  Professional fees                                             22,059
  Printing                                                      11,764
  Fees and expenses of nonaffiliated trustees                   14,174
  Miscellaneous                                                  3,986
                                                              --------
    Total expenses                                                      $1,871,791
    Less fees paid indirectly                                              (77,814)
                                                                        ----------
    Net expenses                                                        $1,793,977
                                                                        ----------
      Net investment income                                             $6,150,966
                                                                        ----------
    Net increase in net assets resulting from operations                $6,150,966
                                                                        ----------

   The accompanying notes are an integral part of these financial statements.  9

 PIONEER CASH RESERVES FUND
-------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE SIX MONTHS ENDED 6/30/99 AND THE YEAR ENDED 12/31/98

                                                              SIX MONTHS ENDED       YEAR ENDED
FROM OPERATIONS:                                                   6/30/99            12/31/98
  Net investment income                                        $     6,150,966    $     12,894,041
                                                              -----------------   ----------------
        Net increase in net assets resulting from operations   $     6,150,966    $     12,894,041
                                                              -----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ($0.02 and $0.05 per share, respectively)          $    (5,093,318)   $    (10,879,125)
    Class B ($0.02 and $0.04 per share, respectively)                 (736,595)         (1,418,785)
    Class C ($0.02 and $0.04 per share, respectively)                 (321,053)           (596,131)
                                                              -----------------   ----------------
          Total distributions to shareholders                  $    (6,150,966)   $    (12,894,041)
                                                              -----------------   ----------------
FROM FUND SHARE TRANSACTIONS:
    Net proceeds from sale of shares                           $ 1,420,704,762    $  1,568,278,082
    Reinvestment of distributions                                    5,375,449          11,406,413
    Cost of shares repurchased                                  (1,424,401,978)     (1,520,467,534)
                                                              -----------------   ----------------
      Net increase in net assets resulting from fund share
        transactions                                           $     1,678,233    $     59,216,961
                                                              -----------------   ----------------
      Net increase in net assets                               $     1,678,233    $     59,216,961
NET ASSETS:
    Beginning of period                                            308,272,336         249,055,375
                                                              -----------------   ----------------
    End of period                                              $   309,950,569    $    308,272,336
                                                              -----------------   ----------------

CLASS A                                                         '99 AMOUNT       '98 AMOUNT
Shares sold                                                   $ 1,116,715,558  $ 1,158,431,336
Reinvestment of distributions                                       4,492,063        9,745,095
Less shares repurchased                                        (1,124,415,351)  (1,126,900,165)
                                                              ---------------  ---------------
    Net increase (decrease)                                   $    (3,207,730) $    41,276,266
                                                              ---------------  ---------------
CLASS B
Shares sold                                                   $    77,296,892  $   134,241,917
Reinvestment of distributions                                         630,666        1,245,114
Less shares repurchased                                           (75,967,694)    (128,325,343)
                                                              ---------------  ---------------
    Net increase                                              $     1,959,864  $     7,161,688
                                                              ---------------  ---------------
CLASS C
Shares sold                                                   $   226,692,312  $   275,604,829
Reinvestment of distributions                                         252,720          416,204
Less shares repurchased                                          (224,018,933)    (265,242,026)
                                                              ---------------  ---------------
    Net increase                                              $     2,926,099  $    10,779,007
                                                              ---------------  ---------------

10 The accompanying notes are an integral part of these financial statements.

 PIONEER CASH RESERVES FUND

-------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                              SIX MONTHS
                                                                 ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                6/30/99      12/31/98      12/31/97      12/31/96      12/31/95
CLASS A
Net asset value, beginning of period                            $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                              -----------   -----------   -----------   -----------   -----------
Increase from investment operations:
  Net investment income                                         $  0.02       $  0.05       $  0.05       $  0.05       $  0.05
Distributions to shareholders:
  Net investment income                                           (0.02)        (0.05)        (0.05)        (0.05)        (0.05)
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                                  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                              -----------   -----------   -----------   -----------   -----------
Total return*                                                      1.94%         4.84%         4.78%         4.65%         5.17%
Ratio of net expenses to average net assets                        0.98%**+      0.88%+        0.94%+        0.91%+        0.88%+
Ratio of net investment income to average net assets               3.85%**+      4.61%+        4.62%+        4.50%+        5.00%+
Net assets, end of period (in thousands)                        $247,110      $250,318      $209,041      $189,346      $163,820
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid
  indirectly:
  Net expenses                                                     0.98%**       0.88%         0.98%         1.05%         1.15%
  Net investment income                                            3.85%**       4.61%         4.58%         4.36%         4.73%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     0.93%**       0.77%         0.87%         0.85%         0.82%
  Net investment income                                            3.90%**       4.72%         4.69%         4.56%         5.06%


                                                              YEAR ENDED
                                                               12/31/94
CLASS A
Net asset value, beginning of period                            $  1.00
                                                              -----------
Increase from investment operations:
  Net investment income                                         $  0.03
Distributions to shareholders:
  Net investment income                                           (0.03)
                                                              -----------
Net asset value, end of period                                  $  1.00
                                                              -----------
Total return*                                                      3.57%
Ratio of net expenses to average net assets                        0.50%
Ratio of net investment income to average net assets               2.59%
Net assets, end of period (in thousands)                        $173,195
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid
  indirectly:
  Net expenses                                                     0.65%
  Net investment income                                            2.44%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        -
  Net investment income                                               -

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
    +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER CASH RESERVES FUND

-------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                                    SIX MONTHS         YEAR ENDED    YEAR ENDED
                                                                   ENDED 6/30/99        12/31/98      12/31/97
CLASS B
Net asset value, beginning of period                                     $  1.00         $  1.00       $  1.00
                                                                        --------       -----------   -----------
Increase from investment operations:
  Net investment income                                                  $  0.02         $  0.04       $  0.04
Distributions to shareholders:
  Net investment income                                                    (0.02)          (0.04)        (0.04)
                                                                        --------       -----------   -----------
Net asset value, end of period                                           $  1.00         $  1.00       $  1.00
                                                                        --------       -----------   -----------
Total return*                                                               1.54%           3.96%         3.89%
Ratio of net expenses to average net assets                                 1.77%**+        1.67%+        1.75%+
Ratio of net investment income to average net assets                        3.06%**+        3.79%+        3.85%+
Net assets, end of period (in thousands)                                 $41,599         $39,639       $32,477
Ratios assuming no waiver of management fees by PIM and
 no reduction for fees paid indirectly:
  Net expenses                                                              1.77%**         1.67%         1.78%
  Net investment income                                                     3.06%**         3.79%         3.82%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
  Net expenses                                                              1.74%**         1.60%         1.70%
  Net investment income                                                     3.09%**         3.86%         3.90%

                                                         YEAR ENDED         3/31/95 TO
                                                          12/31/96           12/31/95

CLASS B
Net asset value, beginning of period                       $  1.00            $ 1.00
                                                          -----------         -------

Increase from investment operations:
  Net investment income                                    $  0.04            $ 0.03

Distributions to shareholders:
  Net investment income                                      (0.04)            (0.03)
                                                          -----------         -------
 Net asset value, end of period                             $  1.00            $ 1.00
                                                          -----------         -------
 Total return*                                                 3.82%             3.28%
 Ratio of net expenses to average net assets                   1.75%+            1.66%**+
 Ratio of net investment income to average net assets          3.66%+            4.20%**+
 Net assets, end of period (in thousands)                   $10,342            $7,574
 Ratios assuming no waiver of management fees by PIM and
 no reduction for fees paid indirectly:
   Net expenses                                                1.88%             1.86%**
   Net investment income                                       3.53%             4.00%**
 Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
   Net expenses                                                1.67%             1.61%**
   Net investment income                                       3.74%             4.25%**


  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
  **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER CASH RESERVES FUND

-------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 6/30/99

                                                                    SIX MONTHS         YEAR ENDED    YEAR ENDED
                                                                   ENDED 6/30/99        12/31/98      12/31/97
CLASS C
Net asset value, beginning of period                                     $  1.00        $  1.00        $ 1.00
                                                                        --------      -----------   -----------
Increase from investment operations:
  Net investment income                                                  $  0.02        $  0.04        $ 0.04
Distributions to shareholders:
  Net investment income                                                    (0.02)         (0.04)        (0.04)
                                                                        --------      -----------   -----------
Net asset value, end of period                                           $  1.00        $  1.00        $ 1.00
                                                                        --------      -----------   -----------
Total return*                                                               1.57%          4.12%         3.96%
Ratio of net expenses to average net assets                                 1.73%**+       1.66%+        1.79%+
Ratio of net investment income to average net assets                        3.16%**+       3.79%+        3.84%+
Net assets, end of period (in thousands)                                 $21,242        $18,316        $7,537
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                                              1.73%**        1.66%         1.81%
  Net investment income                                                     3.16%**        3.79%         3.82%
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly
  Net expenses                                                              1.69%**        1.38%         1.62%
  Net investment income                                                     3.20%**        4.07%         4.01%

                                                         1/31/96 TO
                                                          12/31/96
CLASS C
Net asset value, beginning of period                     $   1.00
                                                            ------
Increase from investment operations:
  Net investment income                                  $   0.03
Distributions to shareholders:
  Net investment income                                     (0.03)
                                                            ------
Net asset value, end of period                           $   1.00
                                                            ------
Total return*                                                3.35%
Ratio of net expenses to average net assets                  1.84%**+
Ratio of net investment income to average net assets         3.61%**+
Net assets, end of period (in thousands)                 $    912
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                               1.95%**
  Net investment income                                      3.50%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly
  Net expenses                                               1.77%**
  Net investment income                                      3.68%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
  **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER CASH RESERVES FUND
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Cash Reserves Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

  Security transactions are recorded on trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income is recorded on the accrual basis.

B. FEDERAL INCOME TAXES

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules.

 PIONEER CASH RESERVES FUND
-------------------------------------------
  Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. FUND SHARES

  The Fund records sales and repurchases of its shares on trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. CLASS ALLOCATIONS

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. REPURCHASE AGREEMENTS

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment

 PIONEER CASH RESERVES FUND
-------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 6/30/99                              (CONTINUED)

 Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1999, $111,129 was payable to PIM related to management fees, administrative and certain other services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and an indirect subsidiary of PGI, a service fee of up to 0.15% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and / or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $98,053 in distribution fees payable to PFD at June 30, 1999.

In addition, redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1999, CDSCs in the amount of $220,683 were paid to PFD.

 PIONEER CASH RESERVES FUND
-------------------------------------------
5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $77,814 under such arrangements.

 PIONEER CASH RESERVES FUND
-------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER CASH RESERVES FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Cash Reserves Fund as of June 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cash Reserves Fund as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts

August 6, 1999

 PIONEER CASH RESERVES FUND
-------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and
  President
David D. Tripple, Executive Vice President
Sherman B. Russ, Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

-------------------------------------------
 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone-SM-
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone-SM- gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

-------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

-------------------------------------------
 HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone-SM- for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

Pioneer Investment Management, Inc.
60 State Street                                  0799 - 6653
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com              [recycle logo] Printed on Recycled Paper